Inventory	12 Months Ended
Mar. 31, 2018
Inventories [Abstract]
Inventory
Inventory

	March 31, 2018 R’000	March 31, 2017 R’000

Inventory – finished goods	57,013	26,449

During the current year an amount of R9.3 million (2017: R10.0 million) was recognized as a charge in cost of sales as a result of the write-down of inventory to net realizable value (notes 23 and 31.2).